                                                                [Execution Copy]


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT


                 AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of August 20, 1997 between NEXTEL COMMUNICATIONS, INC. ("NCI"); NEXTEL FINANCE COMPANY (the "Borrower") and the other Restricted Companies listed on the signature pages hereto under the caption "RESTRICTED COMPANIES" (individually, a "Restricted Company" and, collectively, the "Restricted Companies"); and the Lenders listed on the signature pages hereto under the caption "LENDERS" (individually, a "Lender" and, collectively, the "Lenders").

                 NCI, the Restricted Companies, the Lenders, Toronto Dominion (Texas) Inc., as Administrative Agent, and The Chase Manhattan Bank, as Collateral Agent, are parties to a Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,655,000,000 (which, in the circumstances contemplated by Section 7.01(f) thereof, may be increased by $250,000,000 to $1,905,000,000). NCI, the
Restricted Companies and the Lenders wish to consent to such increase of $250,000,000 and to the amendment of the Credit Agreement in certain other respects, and accordingly, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. Consent. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof, the Lenders hereby consent to the making of Tranche E Loans under the Credit Agreement upon the terms and conditions provided for in this Amendment No. 3. In addition, the Administrative Agent hereby consents to each Tranche E Lender (as defined below), that is not already a "Lender" under the Credit Agreement becoming a Lender under the Credit Agreement pursuant to this Amendment No. 3.

                 Section 3. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                 3.01 References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect


                      Amendment No. 3 to Credit Agreement
references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                 3.02 Definitions. Appropriate references to matters relating to the Tranche E Loans are inserted into Section 1.01 of the Credit Agreement by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said Section 1.01), as follows:

                        (i) Amendment No. 3: a definition of "Amendment No. 3" is hereby inserted as follows:

                          "Amendment No. 3" means Amendment No. 3 to this
                 Agreement.

                       (ii) Amendment No. 3 Effective Date: a definition of "Amendment No. 3 Effective Date" is hereby inserted as follows:

                          "Amendment No. 3 Effective Date" means the date on
                 which the conditions to the effectiveness of the amendments provided for in Amendment No. 3 set forth in Section 6 thereof are satisfied (or waived in accordance with said Section 6).

                      (iii) Applicable Rate: clause (a) of the definition of "Applicable Rate" is hereby amended to read in its entirety as follows:

                          "(a)  in the case of Tranche D Term Loans or
                 Tranche E Loans, for any day, 2% with respect to any Base Rate Loan and 3% with respect to any Eurodollar Loan and".

                       (iv) Arrangers: a definition of "Arrangers" is hereby inserted as follows:

                          "Arrangers" means The Toronto-Dominion Bank, The
                 Chase Manhattan Bank, J.P. Morgan Securities Inc., Barclays Bank PLC and NationsBank of Texas, N.A.

                        (v) Class: in the definition of "Class", a comma is inserted in lieu of the word "or" after the reference to "Tranche C Term Loans" and the words "or Tranche E Loans" are inserted after the reference to "Tranche D Term Loans".

                       (vi) Commitments: in the definition of "Commitments", a comma is inserted in lieu of the word "and" after the reference to "Tranche C Term Loan





                      Amendment No. 3 to Credit Agreement

         Commitments" and the words "and Tranche E Commitments" are inserted after the reference to "Tranche D Term Loan Commitments".

                        (vii) Interest Period: clause (y) of the definition of "Interest Period" is hereby amended to read in its entirety as follows:

                            "(y)  no Interest Period for any Tranche D Term
                 Loan Borrowing or Tranche E Loan Borrowing may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Tranche D Term Loans or Tranche E Loans, as the case may be, having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Tranche D Term Loans or Tranche E Loans, respectively, scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date and"

                       (viii) Required Tranche E Lenders: a definition of "Required Tranche E Lenders" is hereby inserted as follows:

                            "Required Tranche E Lenders" means, at any time,
                 Lenders having Tranche E Loans representing at least 51% of the total Tranche E Loans at such time.

                         (ix) Second Secured Intercreditor and Collateral Agency Agreement: a definition of "Second Secured Intercreditor and Collateral Agency Agreement" is hereby inserted as follows:

                            "Second Secured Intercreditor and Collateral
                 Agency Agreement" means a Second Secured Intercreditor and Collateral Agency Agreement substantially in the form of Exhibit B to Amendment No. 3 hereto (or such other form as may be approved by the Required Lenders, NCI and the Collateral Agent) among NCI, the Restricted Companies, the "Vendor Lenders" party thereto and the Collateral Agent.

                          (x) Second Secured Vendor Financing Agreement: a definition of "Second Secured Vendor Financing Agreement" is hereby inserted as follows:

                            "Second Secured Vendor Financing Agreement" means a
                 Second Secured Vendor Financing Agreement, substantially in the form of the draft thereof dated August 22, 1997, previously delivered to each of the Lenders (or such other form as may be approved by the Required Lenders), among NCI, the Restricted Companies and Motorola.





                      Amendment No. 3 to Credit Agreement

                          (xi) Tranche E Commitment: a definition of "Tranche E Commitment" is hereby inserted as follows:

                             "Tranche E Commitment" means, with respect to each
                 Lender, the commitment of such Lender to make a Tranche E Loan hereunder. The amount of each Lender's Tranche E Commitment is set forth on Schedule 2.01, provided that if such Lender fails to execute and deliver this Amendment No. 3 on or prior to the Amendment No. 3 Effective Date, the amount of such Lender's Tranche E Commitment set forth opposite said Lender's name shall be reallocated ratably amongst the Arrangers. The aggregate original amount of the Tranche E Commitments is $250,000,000.

                         (xii) Tranche E Lender: a definition of "Tranche E Lender" is hereby inserted as follows:

                             "Tranche E Lender" means (a) a Lender that has a
                 Tranche E Commitment set forth opposite its name on Schedule
                 2.01 and (b) thereafter, the Lenders from time to time holding Tranche E Loans after giving effect to any assignments thereof permitted by Section 10.04.

                        (xiii) Tranche E Loan: the definition of "Tranche E Loan" is hereby amended to read in its entirety as follows:

                             "Tranche E Loan" means a Loan made pursuant to
                 Section 2.01(d).

                 3.03 Tranche E Commitments. Section 2.01 of the Credit Agreement is hereby amended by inserting a new paragraph (d) at the end thereof to read as follows:

                 "(d) Tranche E Loans. Subject to the terms and conditions set forth herein, each Tranche E Lender agrees to make a single Tranche E Loan to the Borrower on the Amendment No. 3 Effective Date in a principal amount equal to such Lender's Tranche E Commitment. Proceeds of Tranche E Loans shall be available for any use permitted under Section 6.09."

                 3.04 Requests for Borrowings. Clause (i) of Section 2.03 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(i) whether the requested Borrowing is to be a Tranche A Revolving Credit Borrowing, Tranche B Revolving Credit Borrowing, Tranche C Term Loan Borrowing, Tranche D Term Loan Borrowing or Tranche E Loan Borrowing;"





                      Amendment No. 3 to Credit Agreement

                 3.05 Termination of Commitments. Section 2.07(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(a) Unless previously terminated, (i) the Tranche A Revolving Credit Commitments and the Tranche B Revolving Credit Commitments shall terminate at the close of business on the Revolving Credit Maturity Date, (ii) the Tranche C Term Loan Commitments shall terminate at the close of business on the last day of the Tranche C Term Loan Availability Period, (iii) the Tranche D Term Loan Commitments shall terminate after the Borrowing of Tranche D Term Loans on the Effective Date and (iv) the Tranche E Commitments shall terminate after the Borrowing of Tranche E Loans on the Amendment No. 3 Effective Date."

                 3.06 Repayment of Loans. Section 2.08(c) of the Credit Agreement is hereby amended by adding a new paragraph at the end thereof to read as follows:

                 "The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Tranche E Lenders the principal of the Tranche E Loans in eleven installments payable on the Principal Payment Dates as follows:

                   Principal Payment Date
                 Falling on or Nearest to:                Amount of Installment
                 -------------------------                ---------------------

                    March 31, 2001                             $   625,000
                    June 30, 2001                              $   625,000
                    September 30, 2001                         $   625,000
                    December 31, 2001                          $   625,000

                    March 31, 2002                             $   625,000
                    June 30, 2002                              $   625,000
                    September 30, 2002                         $   625,000
                    December 31, 2002                          $   625,000

                    March 31, 2003                             $   625,000
                    June 30, 2003                             $244,375,000"

                 3.07  Prepayments.  Paragraph (a), and the first paragraph of
(b)(ii), of Section 2.09 of the Credit Agreement are hereby amended in their entireties to read as follows:

                 "(a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section 2.09. Prepayments of Tranche





                      Amendment No. 3 to Credit Agreement

         C Term Loan Borrowings, Tranche D Term Loan Borrowings and Tranche E Loan Borrowings under this Section 2.09(a) shall be applied to each of such Classes of Borrowings (i) as between such Classes of Borrowings, pro rata in accordance with the respective aggregate principal amounts of the Loans of such Classes outstanding on the date of prepayment and
         (ii) as within such Classes of Loans, to the respective installments thereof in the direct order of their maturities.

                          (ii)  Sale of Assets.  Without limiting the
         obligation of the Restricted Companies to obtain the consent of the Required Lenders to any Disposition not otherwise permitted hereunder, the Borrower agrees, on or prior to the occurrence of any Disposition (herein, the "Current Disposition") as to which the estimated amount of the Net Cash Payments, together with all prior Dispositions as to which a prepayment has not yet been made under this Section 2.09(b)(ii) and as to which a report contemplated by this Section 2.09(b)(ii) has not been delivered, shall exceed $5,000,000, to deliver to the Administrative Agent a report certified by a Financial Officer, in form and detail reasonably satisfactory to the Administrative Agent, with respect to such Current Disposition and all such prior Dispositions setting out the estimated amount of the Net Cash Payments of all such Dispositions that will (on the date of the Current Disposition) have been received in cash, whereupon the Borrower will prepay the Loans hereunder and under the Vendor Facilities (and provide cover for LC Exposure as specified in clause
         (iv) of this Section 2.09), and the Commitments hereunder and under the Vendor Facilities shall be subject to automatic reduction, as follows:"

                 3.08 Alternate Rate of Interest. Clause (b) of Section 2.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(b) if such Borrowing is of a particular Class of Loans, the Administrative Agent is advised by the Required Revolving Credit Lenders, the Required Tranche C Term Loan Lenders, the Required Tranche D Term Loan Lenders or the Required Tranche E Lenders, as the case may be, that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans of such Class included in such Borrowing for such Interest Period;"

                 3.09 Public Note Indentures. Section 4.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 4.17. Public Note Indentures. NCI has heretofore delivered to the Administrative Agent a true and complete copy of each Public Note Indenture (including all modifications and supplements thereto). The Restricted Companies constitute all of





                      Amendment No. 3 to Credit Agreement
         the "Restricted Subsidiaries" on the date hereof under and as defined in the Public Note Indentures."

                 3.10 Conditions to Each Extension of Credit. Section 5.02 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 5.02. Each Extension of Credit. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

                          (a)  Representations and Warranties.  The
                 representations and warranties of each Credit Party set forth in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit, both before and after giving effect thereto and to the use of the proceeds thereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date).

                          (b) No Defaults. At the time of and immediately after giving effect to such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit, no Default shall have occurred and be continuing.

                          (c) Secured Indebtedness to Revenue Ratio. After giving effect to such Borrowing, or such issuance, amendment, renewal or extension of such Letter of Credit, the Secured Indebtedness to Revenue Ratio shall not exceed the applicable amount set forth in Section 7.08(f).

         Each Borrowing Request, or request for issuance, amendment, renewal or extension of a Letter of Credit, shall be deemed to constitute a representation and warranty by the Borrower (both as of the date of such Borrowing Request, or request for issuance, amendment, renewal or extension, and as of the date of the related Borrowing or issuance, amendment, renewal or extension) as to the matters specified in paragraphs (a), (b) and (c) of this Section 5.02."

                 3.11 Prepayments. Section 6.01(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                 "(d) concurrently with any delivery of financial statements under clause (a), (b) or (c) above, a certificate of a Financial Officer of each of NCI and the Borrower





                      Amendment No. 3 to Credit Agreement

         (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.01(d), 7.01(g), 7.03(f), clauses (iv) through (viii) of 7.04(a), 7.05(c) and 7.08 (which calculations shall include the corresponding figures for the most-recently ended fiscal quarter with respect to Capital Expenditures and Debt Service necessary to demonstrate compliance with said Section 7.08), (iii) setting forth the estimated amount of Net Cash Payments received during the most-recently ended fiscal quarter from Dispositions during such quarter and (iv) stating whether any change in GAAP or in the application thereof has occurred since the later of the date of the financial statements as at December 31, 1995 referred to in Section
         4.04 and the date of the last certificate delivered pursuant to this clause (d) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;"

                 3.12 Planned Option Issuances. Section 6.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 6.12. Planned Option Issuances. NCI will, immediately upon receipt thereof, contribute to one or more of the Restricted Companies, as additional equity capital in respect of the common stock of the Restricted Companies, any proceeds received by NCI after the date hereof from Planned Option Issuances. In addition, NCI will from time to time make such contributions of capital to the Restricted Companies as shall be necessary so that the aggregate amount of Contributed Capital (i) as at July 31, 1997 shall be at least equal to $232,000,000, (ii) as at July 31, 1998 shall be at least equal to $550,000,000 and (iii) as at December 31, 1999 shall at least equal to $1,100,000,000."

                 3.13  Indebtedness.  Paragraphs (f), (g) and (h) of Section
7.01 of the Credit Agreement are hereby amended to read in their entirety, and a new paragraph (i) is inserted in said Section 7.01, as follows:

                 "(f) Indebtedness of the Borrower (and Guarantees thereof by the other Restricted Companies pursuant to the Restricted Company Guarantee and Security Agreement, and by NCI pursuant to Article III) in an aggregate principal amount not exceeding $250,000,000 in respect of Tranche E Loans hereunder;

                 (g) other Indebtedness (in addition to any amounts permitted pursuant to the foregoing paragraphs (a) through (f) and the following paragraphs (h) and (i) of this Section 7.01) of the Restricted Companies in an aggregate principal amount not exceeding $75,000,000 at any time outstanding (or such greater amount to which the Required Lenders shall have consented);





                      Amendment No. 3 to Credit Agreement

                 (h) other unsecured Indebtedness of NCI in an aggregate principal amount not exceeding $10,000,000 at any time outstanding (or such greater amount to which the Required Lenders shall have consented); and

                 (i) Indebtedness of the Credit Parties under the Second Secured Vendor Financing Agreement in an aggregate principal amount not exceeding the sum of $200,000,000, plus any amount of additional principal resulting from the addition of accrued interest to the aggregate principal amount of such Indebtedness pursuant to Section 2.11(c)(ii) of the Second Secured Vendor Financing Agreement."

                 3.14 Certain Permitted Liens. Clause (a) the second paragraph of Section 7.02 of the Credit is hereby amended to read in its entirety as follows:

                 "(a) Liens created by the Security Documents securing the obligations of the Restricted Companies hereunder (including in respect of Tranche E Loans), under the Vendor Financing Agreement and under the Security Documents (in each case subject to the provisions of the Intercreditor and Collateral Agency Agreement), and under the Second Secured Vendor Financing Agreement (subject to the provisions of the Second Secured Intercreditor and Collateral Agency Agreement);"

                 3.15 Certain Intercompany Transactions. Clauses (b) and (d) of the second paragraph of Section 7.03 of the Credit Agreement are hereby amended to read in their entirety as follows:

                 "(b) any Restricted Company may merge into any other Restricted Company, provided that no such merger may involve a License Company, unless (x) immediately after giving effect thereto no Default shall have occurred and be continuing and (y) in the case of any License Company substantially all of whose assets consist of FCC Licenses or PUC Authorizations, the surviving entity in such merger is a License Company substantially all of whose assets consist of FCC Licenses or PUC Authorizations;

                 (d) any Restricted Company other than the Borrower may sell, transfer, lease or otherwise dispose of its assets to another Restricted Company, provided that no such transaction may involve a disposition of assets of any License Company unless (x) immediately after giving effect thereto no Default shall have occurred and be continuing and (y) in the case of any transfer of assets by a License Company substantially all of whose assets consist of FCC Licenses or PUC Authorizations, the acquiror of such assets (after giving effect to such acquisition) is a License Company substantially all of whose assets consist of FCC Licenses or PUC Authorizations;"





                      Amendment No. 3 to Credit Agreement

                 3.16  Acquisition Baskets.  Clauses (vii) and (viii) of
Section 7.04(a) of the Credit Agreement are hereby amended to read in their entirety as follows:

                     "(vii) this clause (vii) has been intentionally left blank;

                     (viii) acquisitions of FCC Licenses in the 800 MHz or 900 MHz band (other than pursuant to the auction referred to in clause (vi) above), and acquisitions of any Mobile Communications Business and the related assets of any other Person (or, if for the purpose of enabling the Restricted Companies to create contiguous blocks of spectrum covered by the SMR Licenses of the Restricted Companies, acquisitions of cellular telephone and other businesses), whether by way of purchase of assets or stock, by merger or consolidation or otherwise, so long as:

                          (A) the aggregate Purchase Price for all such acquisitions consummated after the Amendment No. 3 Effective Date (excluding any portion thereof that shall have been paid through the issuance of equity securities of NCI, and excluding acquisitions pursuant to the terms of one or more definitive agreements as in effect on the Amendment No. 3 Effective Date) shall not exceed $275,000,000;

                          (B) each such acquisition of FCC Licenses is for the purpose of enabling the Restricted Companies to create contiguous blocks of spectrum covered by the SMR Licenses of the Restricted Companies;

                          (C) any such acquisition of a Mobile Communications Business (if by purchase of assets, merger or consolidation) shall be effected in such manner so that the acquired business, and the related assets, are owned by a Restricted Company (which may include a new Wholly Owned Subsidiary that becomes a Restricted Company pursuant to Section 6.11(a)) and, if effected by merger or consolidation involving the Borrower, the Borrower shall be the continuing or surviving entity;

                          (D) any such acquisition of a Mobile Communications Business (if by purchase of stock) shall be effected in such manner so that the acquired entity becomes a Wholly Owned Subsidiary that becomes a Restricted Company pursuant to
                 Section 6.11;

                          (E) if the fair market value of the assets of any Mobile Communications Business to be so acquired shall exceed $10,000,000, the Restricted Companies shall deliver to the Administrative Agent (which shall promptly forward copies thereof to each Lender, upon request by such Lender) (x) no later than five Business Days prior to the consummation of each such





                      Amendment No. 3 to Credit Agreement
                 acquisition (or such earlier date as shall be five Business Days after the execution and delivery thereof), executed counterparts of the respective agreements or instruments pursuant to which such acquisition is to be consummated (including any related management, non-compete, employment, option or other material agreements), any schedules to such agreements or instruments and all other material ancillary documents to be executed or delivered in connection therewith and (y) promptly following request therefor, copies of such other information or documents relating to each such acquisition as the Administrative Agent or the Required Lenders shall have reasonably requested;

                          (F)  following consummation of each such acquisition,
                 (x) the Restricted Companies shall have complied with the requirements of Section 7.09(b) with respect to any FCC Licenses or PUC Authorizations acquired in such acquisition and (y) all Authorizations required by the FCC in connection with such acquisition shall have been duly granted pursuant to a Final Order and (if the fair market value of the assets so acquired shall exceed $10,000,000 and the Administrative Agent or any Lender shall have requested the same) the Administrative Agent and the Lenders shall have received an opinion of counsel with respect to such acquisition that is satisfactory in form and substance to the Required Lenders;

                          (G) to the extent applicable, the Restricted Companies shall have complied with the provisions of Section 6.11, including delivery to the Collateral Agent of (x) the certificates evidencing any capital stock of a Restricted Company, accompanied by undated stock powers executed in blank and (y) the agreements, instruments, opinions of counsel and other documents required under said Section 6.11 to be delivered;

                          (H)  in the case of a transaction described in clause
                 (E) above, and upon request by the Administrative Agent, the Borrower shall deliver to the Administrative Agent a supplement to Schedule 4.13 setting forth a list of the respective SMR Licenses, other FCC Licenses and PUC Authorizations acquired in connection with such acquisition; and

                          (I) both immediately prior to each such acquisition and after giving effect thereto, no Default shall have occurred and be continuing; and"





                      Amendment No. 3 to Credit Agreement

                 3.17 Restrictive Agreements. Clause (y) of Section 7.07(b)(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

                          "(y)  consisting of customary restrictions on
                 transfers of site leases (provided that, except for leases within the scope of the exceptions contained in Section 6.13 of the Restricted Company Guaranty and Security Agreement, the Restricted Companies agree that any such lease entered into after September 27, 1996 shall expressly permit the creation of a security interest in the rights of the respective Restricted Company party thereto as security for indebtedness for borrowed money, or guaranties thereof), or"

                 3.18 Business Activities. Section 7.09(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(a) Business Activities. No Restricted Company will engage to any substantial extent in any line or lines of business activity other than the Mobile Communications Business, and businesses reasonably related thereto, provided that nothing herein shall be deemed to prohibit the Restricted Companies from acquisitions pursuant to Section 7.04(a)(viii) of FCC Licenses in the 800 MHz or 900 MHz bands, or of cellular telephone and other businesses, for the purpose of enabling the Restricted Companies to create contiguous blocks of spectrum covered by the SMR Licenses of the Restricted Companies."

                 3.19 Modifications to Certain Agreements. The first paragraph of Section 7.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 7.10. Modifications to Certain Agreements; Prepayments of Vendor Facilities. The Credit Parties will not consent to any modification, supplement or waiver of any of the provisions of the Overhead Services Agreement (other than to add new Restricted Companies as parties thereto), the Tax Sharing Agreement (other than to add new subsidiaries of NCI as parties thereto) or the Vendor Financing Agreement (other than amendments thereto to conform the terms of the Vendor Financing Agreement to the terms of this Agreement following any amendment hereto or to increase the amount of the Vendor Facilities thereunder to the extent permitted under Section 7.01(b)), nor will they terminate or reduce any of the commitments to provide financing under the Vendor Financing Agreement, without, in each case, the prior consent of the Administrative Agent (with the approval of the Required Lenders). In addition, NCI will not consent to any modification, supplement or waiver of any of the provisions of the Second Secured Vendor Financing Agreement (other than amendments thereto to conform the terms of the





                      Amendment No. 3 to Credit Agreement

         Second Secured Vendor Financing Agreement to the terms of this Agreement following any amendment hereto), the Public Note Indentures or the Public Notes without the prior consent of the Administrative Agent (with the approval of the Required Lenders)."

                 3.20 Agency Provisions. The third sentence of the third paragraph of Article IX of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or, if provided herein, with the consent or at the request of the Required Revolving Credit Lenders, the Required Tranche C Term Loan Lenders, the Required Tranche D Term Loan Lenders or the Required Tranche E Lenders, or in the absence of its own gross negligence or wilful misconduct."

                 3.21 Amendments. Clause (vi) of Section 10.02(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(vi) change any of the provisions of this Section 10.02 or the definition of "Required Lenders", "Required Revolving Credit Lenders", "Required Tranche C Term Loan Lenders", "Required Tranche D Term Loan Lenders" or "Required Tranche E Lenders", or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Document or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender; or"

                 3.22  Designation of Loans as "Credit Facility".  Section
10.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 10.13. Designation as Credit Facility. NCI hereby designates each of the Commitments and Loans hereunder as the "Credit Facility" under and for all purposes of the Public Note Indentures.
         In that connection, NCI hereby represents and warrants as of the Amendment No. 3 Effective Date that there is not currently in effect any designation of any other credit facility as a "Credit Facility" under any of the Public Note Indentures. NCI further agrees that, until the principal of and interest on all of the Loans have been paid in full and all of the Commitments terminated, it will not designate any credit facility (other than the Commitments and Loans hereunder pursuant to this Section 10.13) as a "Credit Facility" for purposes of any of the Public Note Indentures."





                      Amendment No. 3 to Credit Agreement

                 3.23 Supplement to Schedule 2.01. Schedule 2.01 is hereby supplemented to set forth the respective Tranche E Commitments of the Lenders as provided in Schedule 2.01 to this Amendment No. 3.

                 Section 4. Authorization to Amend Restricted Company Guarantee and Security Agreement. Pursuant to Section 7.02(b) of the Restricted Company Guarantee and Security Agreement and Section 5.02(c) of the Intercreditor and Collateral Agency Agreement, each of the Lenders signatory hereto (a) hereby consents to the execution and delivery of an Amendment No. 2 to the Restricted Company Guarantee and Security Agreement in substantially the form attached hereto as Exhibit A, (b) hereby authorizes the Collateral Agent to enter into the Second Secured Intercreditor and Collateral Agency Agreement in substantially the form attached hereto as Exhibit B and (c) hereby consents to the granting of the Liens with respect to the Collateral to secure the Restricted Companies' obligations pursuant to the Second Secured Vendor Financing Agreement.

                 Section 5. Representations and Warranties. NCI and each Restricted Company represents and warrants to the Lenders and the Agents, as to itself and each of its subsidiaries, that the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date or as of the date of the Credit Agreement, such representation or warranty shall be true and correct as of such specific date or as of September 27, 1996, as applicable), and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 3 and as if each reference in said Article IV to "the Transactions" included reference to the execution and delivery of this Amendment No. 3.

                 Section 6.  Conditions Precedent.  The consent set forth in
Section 2 hereof, and the amendments set forth in Section 3 hereof, shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with the last paragraph hereof), and on such date (as provided in Section 2.01(d) of the Credit Agreement, as amended hereby), the Tranche E Loans shall be made by each of the Tranche E Lenders:

                 (a) Counterparts of Amendment. The Administrative Agent (or Special Counsel) shall have received from NCI, the Restricted Companies, the Arrangers, and such other Lenders as shall be sufficient to constitute the "Required Secured Parties" under and as defined in the Restricted Company Guarantee and Security Agreement (or, if the "Required Vendors" under the Vendor Financing Agreement shall not have consented to this Amendment No. 3, such other Lenders as shall be sufficient to constitute the "Required Lenders" under the Credit Agreement), either (i) a counterpart of this Amendment No. 3 signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy





                      Amendment No. 3 to Credit Agreement
         transmission of a signed signature page of this Amendment No. 3) that such party has signed a counterpart of this Amendment No. 3.

                 For purposes hereof, the Lenders authorized to execute and deliver this Amendment No. 3 shall be the Lenders party to the Credit Agreement on the date of this Amendment No. 3 (as indicated on the Register at the close of business in New York City on such date), regardless of whether any one or more of such Lenders shall, by reason of an assignment of Loans or Commitments permitted under Section 10.04 of the Credit Agreement, continue to be a party to the Credit Agreement on the Amendment No. 3 Effective Date (and each Lender party to the Credit Agreement on the date of this Amendment No. 3 undertakes to inform any Person that takes an assignment of all or any portion of such Lender's Commitments or Loans of this Amendment No. 3, and none of the other parties to the Credit Agreement shall have any responsibility to so inform any such Person of this Amendment No. 3).

                 (b) Opinion of Counsel to Credit Parties. The Administrative Agent (or Special Counsel) shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 3 Effective Date) of Jones, Day, Reavis & Pogue, counsel to the Credit Parties, covering such matters relating to the Credit Parties, this Amendment No. 3, the other Loan Documents or the Transactions as the Required Lenders shall request (and each Credit Party hereby requests such counsel to deliver such opinion).
         To the extent deemed appropriate by the Restricted Companies, internal corporate matters in such opinion (such as due incorporation and the like) may be rendered in a separate opinion from the General Counsel of NCI.

                 (c) Opinion of Special Counsel. The Administrative Agent shall have received a favorable written legal opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 3 Effective Date) of Special Counsel, with respect to the enforceability of this Amendment No. 3 and the Credit Agreement as amended hereby (and each of BZW Barclays, The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York, NationsBank of Texas, N.A. and The Toronto-Dominion Bank, as arrangers of the credit facilities contemplated hereby, requests Special Counsel to deliver such opinion).

                 (d) Corporate Matters. The Administrative Agent (or Special Counsel) shall have received such documents and certificates as the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment No. 3 and any other legal matters relating to the Credit Parties, this Amendment No. 3, the other Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.





                      Amendment No. 3 to Credit Agreement

                 (e) Financial Officer Certificate. The Administrative Agent (or Special Counsel) shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) through (c) of Section 5.02 of the Credit Agreement on the Amendment No. 3 Effective Date after giving effect to the Borrowing of Tranche E Loans.

                 (f) Notes. The Administrative Agent (or Special Counsel) shall have received for each Tranche E Lender that shall have requested a promissory note, a duly completed and executed promissory note for such Lender.

                 (g) Vendor Financing Agreement Amendment. The Administrative Agent shall have received evidence satisfactory in form and substance to it that the Restricted Companies, Motorola, Lehman Commercial Paper, Inc., and NTFC Capital shall have entered into an Amendment No. 3 to the Vendor Financing Agreement in substantially the form of the draft thereof dated August 22, 1997, previously delivered to each of the Lenders.

                 (h) Second Secured Vendor Financing Agreement. The Administrative Agent shall have received evidence satisfactory in form and substance to it that the Second Secured Vendor Financing Agreement, substantially in the form of the draft dated August 22, 1997, previously delivered to each of the Lenders, shall have been duly executed and delivered by NCI, the Restricted Companies and the "Vendor Lenders" named therein.

                 (i) Amendment No. 2 to Restricted Company Guarantee and Security Agreement. Amendment No. 2 to the Restricted Company Guarantee and Security Agreement in substantially the form attached as Exhibit A shall have been duly executed and delivered by NCI and the Restricted Companies.

                 (j) Second Secured Intercreditor and Collateral Agency Agreement. The Second Secured Intercreditor and Collateral Agency Agreement in substantially the form attached as Exhibit B shall have been duly executed and delivered by the Restricted Companies, the "Vendor Lenders" named therein and the Collateral Agent.

                 (k) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 3 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date, and such notice shall be conclusive and binding. Notwithstanding the





                      Amendment No. 3 to Credit Agreement
foregoing, the obligations of the Tranche E Lenders to make Tranche E Loans under the Credit Agreement as amended hereby shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 3:00 p.m., New York City time, on August 29, 1997 (and, in the event such conditions are not so satisfied or waived, the consent and amendments contemplated hereby shall not become effective).

                 None of the foregoing conditions may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by NCI, the Restricted Companies and the Required Lenders or by NCI, the Restricted Companies and the Administrative Agent with the consent of the Required Lenders.

                 Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.





                      Amendment No. 3 to Credit Agreement

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

                            NEXTEL COMMUNICATIONS, INC.

                            By      THOMAS J. SIDMAN
                                    -------------------------------
                                    Name:  Thomas J. Sidman
                                    Title: Vice President

                      RESTRICTED COMPANIES
                      --------------------

                            NEXTEL FINANCE COMPANY (successor to
                                Fleet Call Corporation),

                              By   THOMAS J. SIDMAN
                                   -------------------------------
                                   Name:   Thomas J. Sidman
                                   Title:  Vice President

                            ADVANCED MOBILECOMM OF
                              NORTH CAROLINA, INC.
                            AIRLINK COMMUNICATIONS, INC.
                              (successor to TRS, Inc.)
                            AMERICAN MOBILE SYSTEMS,
                              INCORPORATED (successor to Saber
                              Communications, Inc.)
                            DIAL CALL, INC.
                            DIAL DISTANCE, INC.
                            FC NEW YORK, INC. (successor to Metrocom
                              Trunked Radio Communication Systems, Inc.)
                            FCI 900, INC.
                            FLEET CALL OF TEXAS, INC. (successor to
                              FM Tower Company, Metrolink
                              Communications Corporation and National
                              Tower Trunking Systems, Inc.)





                      Amendment No. 3 to Credit Agreement

                            NEXTEL COMMUNICATIONS OF THE
                              MID-ATLANTIC, INC. (successor to Dispatch
                              Communications of Maryland, Inc., Dispatch
                              Communications of Minnesota, Inc., Dispatch
                              Communications of New England, Inc.,
                              Dispatch Communications of Pennsylvania,Inc.)
                            NEXTEL LICENSE HOLDINGS 1, INC.
                            NEXTEL LICENSE HOLDINGS 2, INC.
                              (successor to Comqor, Inc.)
                            NEXTEL LICENSE HOLDINGS 3, INC.
                              (successor to Dial Call Arkansas, Inc.,
                              Custom Radio/Johnson Communications, Inc.,
                              Dial Call Florida, Inc., Dial Call
                              Kentucky, Inc., Dial Call Louisiana, Inc.,
                              Dial Call Texas, Inc., Dial Call
                              Virginia, Inc., Dial Call West Virginia, Inc. and U.S. Digital, Inc.)
                            NEXTEL LICENSE HOLDINGS 4, INC.
                            NEXTEL OF TEXAS, INC. (successor to Fort
                              Worth Communications, Inc.)
                            NEXTEL WEST CORP.
                              (successor to Airwave Communications Corp.
                              (Seattle), C-Call Corporation, Dispatch
                              Communications of Arizona, Inc., ESMR Sub,
                              Inc., Fleet Call of Utah, Inc., Fleet Call
                              West, Inc., Mijac Enterprises, Inc., Mobile
                              Radio of Illinois, Inc., Motorola SF, Inc.,
                              Nextel Hawaii Acquisition Corp.,
                              Nextel Utah Acquisition Corp., Nextel
                              Western Acquisition Corp., OneComm
                              Corporation, N.A., Powerfone
                              Holdings, Inc., Powerfone, Inc.,
                              Smart SMR of Illinois, Inc., Shoreland
                              Communications, Inc. and Spectrum Resources of the Midwest, Inc.)
                            SAFETY NET, INC.
                            SMART SMR, INC.





                      Amendment No. 3 to Credit Agreement

                            SMART SMR OF CALIFORNIA, INC.
                            SMART SMR OF NEW YORK, INC.

                             By THOMAS J. SIDMAN
                                -------------------------------
                                Name:  Thomas J. Sidman
                                Title: Vice President

                            FORT WORTH TRUNKED RADIO
                             LIMITED PARTNERSHIP

                            By Nextel of Texas,Inc.,
                              a General Partner

                             By THOMAS J. SIDMAN
                                -------------------------------
                                Name:  Thomas J. Sidman
                                Title: Vice President





                      Amendment No. 3 to Credit Agreement

                                    LENDERS


BARCLAYS BANK, PLC                       THE CHASE MANHATTAN BANK


  By    JAMES K. DOWNEY                    By    TRACEY A. NAVIN
        -----------------------------            -----------------------------
        Name:  James K. Downey                   Name:  Tracey A. Navin
        Title: Associate Director                Title: Vice President

MORGAN GUARANTY TRUST COMPANY            NATIONSBANK OF TEXAS, N.A.
  OF NEW YORK

  By    MARIA D. KRATSIOS                  By
        -----------------------------            -----------------------------
        Name:  Maria D. Kratsios                 Name:
        Title: Vice President                    Title:



THE TORONTO-DOMINION BANK                TORONTO DOMINION (TEXAS), INC.


  By    WARREN FINLAY                      By   WARREN FINLAY
        -----------------------------           ------------------------------
        Name:  Warren Finlay                    Name:  Warren Finlay
        Title: Manager Credit                   Title: Vice President

ABN AMRO BANK N.V.,                      AMARA-2 FINANCE LTD.
 NEW YORK BRANCH

  By    FRANCES O. LOGAN                   By   ANDREW WIGNALL
        -----------------------------           -------------------------------
        Name:  Frances O. Logan                 Name:  Andrew Ian Wignall
        Title: Group Vice President             Title: Director



By      WILLIAM S. BENNETT
        -----------------------------
        Name:  William S. Bennett
        Title: Vice President






                      Amendment No. 3 to Credit Agreement

BANK OF AMERICA NT & SA                   BANK OF MONTREAL


   By    JONATHAN M. KITEL                   By   W.T. CALDER
         --------------------------               ---------------------------
         Name:  Jonathan M. Kitel                 Name:  W.T. Calder
         Title: Attorney-in-fact                  Title: Director

THE BANK OF NOVA SCOTIA                   BANK OF TOKYO-MITSUBISHI
                                            TRUST COMPANY

   By    J. ALAN EDWARDS                      By   JOHN P. JUDGE
         --------------------------                --------------------------
         Name:  J. Alan Edwards                    Name:  John P. Judge
         Title: Authorized Signatory               Title: VP & CO-HEAD



BankBoston, N.A.                            BANKERS TRUST COMPANY
f.k.a. First National Bank of Boston

  By     CINDY CHEN                         By     ROSEMARY F. DUNNE
         --------------------------                --------------------------
         Name:  Cindy Chen                         Name:  Rosemary F. Dunne
         Title: Director                           Title: Vice President


BEAR STEARNS INVESTMENT PRODUCTS INC.


  By     MARC SIMON
         --------------------------
         Name:  Marc Simon
         Title:





                      Amendment No. 3 to Credit Agreement

BANQUE PARIBAS (NEW YORK)                    CAPTIVA FINANCE LTD.


   By    SALO AIZENBERG                         By    JOHN H. CULLINANE
         -------------------------------              -------------------------
         Name:  Salo Aizenberg                        Name:  John H. Cullinane
         Title: Vice President                        Title: Director

   By

         -------------------------------
         Name:
         Title:

CAPTIVA II FINANCE LTD.                      CERES FINANCE LTD.


   By    JOHN H. CULLINANE                      By    JOHN H. CULLINANE
         -------------------------------              -------------------------
         Name:  John H. Cullinane                     Name:  John H. Cullinane
         Title: Director                              Title: Director

CHANG HWA COMMERCIAL BANK,                   CIBC, INC.
  LTD., NEW YORK BRANCH

   By    BRIAN CHEN                             By    DEBORAH STREK
         -------------------------------              -------------------------
         Name:  Brian Chen                            Name:   Deborah Strek
         Title: VP & Deputy General Manager           Title:  Managing Director,
                                                              CIBC Wood Gundy
                                                               Securities Corp,
                                                               as Agent




CIBC WOOD GUNDY SECURITIES CORP.             CITIBANK, N.A.


   By                                           By    CLAUDIO PHILLIPS
         -------------------------------              -------------------------
         Name:                                        Name:  Claudio Phillips
         Title:                                       Title: Attorney-in-Fact





                      Amendment No. 3 to Credit Agreement

CITY NATIONAL BANK                          COMMERZBANK AKTIENZESELLSCHAFT,
                                              NEW YORK BRANCH

                                                By  JURGEN MAHLER
                                                    ---------------------------
                                                    Name:  Jurgen Mahler
                                                    Title: Assistant Vice
                                                           President

   By    DAVID BURDGE                           By  G. ROD MCWALTER
         ---------------------------                ---------------------------
         Name:  David Burdge                        Name:  G. Rod McWalter
         Title: Senior Vice President               Title: Vice President



CORESTATES BANK, N.A.                       CREDIT SUISSE FIRST BOSTON


   By    LYNAE S. YOUNG                        By   TODD C. MORGAN
         ---------------------------                ---------------------------
         Name:  Lynae S. Young                      Name:  Todd C. Morgan
         Title: Vice President                      Title: Vice President



                                               By   JUDITH E. SMITH
                                                    ---------------------------
                                                    Name:  Judith E. Smith
                                                    Title: Director

CYPRESS TREE INVESTMENT                     DEBT STRATEGIES FUND, INC.
  MANAGEMENT COMPANY, INC.
As Attorney in fact and on behalf of
First Allmerica Financial Life Insurance
Company Inc.

   By    JOHN W. FRASER                        By   R. DOUGLAS HENDERSON
         ---------------------------                ---------------------------
         Name:   John W. Fraser                     Name:   R. Douglas Henderson
         Title:  Managing Director                  Title:  Authorized Signatory


DLJ CAPITAL FUNDING, INC.                   FIRST NATIONAL BANK OF BOSTON


   By    NANCY C. UNRATH                       By
         ---------------------------                ---------------------------
         Name: Nancy C. Unrath                      Name:
         Title:                                     Title:





                      Amendment No. 3 to Credit Agreement

FIRST UNION NATIONAL BANK                          FLEET NATIONAL BANK



   By    ROBERT E. HEALY                              By   ALEXANDER G. IVANOV
         -------------------------                         ---------------------------------------
         Name: Robert E. Healy                             Name: Alexander G. Ivanov
         Title: SVP                                        Title: Vice President

FUJI BANK, LTD.                                    GOLDMAN SACHS CREDIT
                                                     PARTNERS L.P.


   By    TEIJI TERAMOTO                               By   STEPHEN J. MCGUINNESS
         -------------------------                         ---------------------------------------
         Name: Teitji Teramoto                             Name: Stephen J. McGuinness
         Title: Vice President & Manager                   Title: Authorized Signatory



INDOSUEZ CAPITAL FUNDING II, LTD.                  INDOSUEZ CAPITAL FUNDING III, LTD.
By:  Indosuez Capital as Portfolio Advisor         By:  Indosuez Capital as Portfolio Advisor



   By    FRANCOIS BERTHELOT                           By   FRANCOIS BERTHELOT
         ------------------------                          ---------------------------------------
         Name: Francois Berthelot                          Name: Francois Berthelot
         Title: Vice President                             Title: Vice President

INDUSTRIAL BANK OF JAPAN, LIMITED                  ING BARING (U.S.) CAPITAL
                                                     CORPORATION


   By    JEFFREY COLE                                 By   JOAN M. CHIAPPE
         ------------------------                          ---------------------------------------
         Name: Jeffrey Cole                                Name: Joan M. Chiappe
         Title: Senior Vice President                      Title: Vice President







                      Amendment No. 3 to Credit Agreement

KEYBANK CORPORATE CAPITAL INC.            KOREA FIRST BANK, LOS ANGELES
                                            AGENCY


   By    TIM WILLARD                         By   MR. CHANG HEE NAM
         ---------------------------              --------------------------
         Name: Tim Willard                        Name: Mr. Chang Hee Nam
         Title: Corporate Banking Officer         Title: Agent and General
                                                         Manager



KZH HOLDING CORPORATION III               LEHMAN COMMERCIAL PAPER INC.



   By    VIRGINIA R. CONWAY                  By   MICHELE SWANSON
         ---------------------------              --------------------------
         Name: Virginia R. Conway                 Name: Michele Swanson
         Title: Authorized Agent                  Title: Authorized Signatory

LTCB TRUST COMPANY                        MEESPIERSON CAPITAL CORP.



   By    SHUICHI TAJIMA                      By   CLAUDIA J. CHIFOS
         ---------------------------              ---------------------------
         Name: Shuishi Tajima                     Name: Claudia J. Chifos
         Title: Senior Vice President             Title: Authorized Signatory

MERITA BANK LTD                           MERRILL LYNCH DEBT STRATEGIES
                                            PORTFOLIO

                                            By:  Merrill Lynch Asset Management,
                                                   L.P., as Investment Advisor

   By    ERIC I. MANN                       By   R. DOUGLAS HENDERSON
         ---------------------------              ---------------------------
         Name: Eric I. Mann                       Name: R. Douglas Henderson
         Title: Vice President                    Title: Authorized Signatory



   By    CLIFFORD ABRAMSKY
         ---------------------------
         Name: Clifford Abramsky
         Title: Vice President






                      Amendment No. 3 to Credit Agreement

 MERRILL LYNCH PRIME RATE                  MERRILL LYNCH SENIOR FLOATING
   PORTFOLIO                                 RATE FUND, INC.

    By:  Merrill Lynch Asset Management,
         L.P., as Investment Advisor


    By    R. DOUGLAS HENDERSON                By   R. DOUGLAS HENDERSON
          ------------------------                 ----------------------------------------
          Name: R. Douglas Henderson               Name: R. Douglas Henderson
          Title: Authorized Signatory              Title: Authorized Signatory

 THE MITSUBISHI TRUST AND BANKING          ML CBO IV (CAYMAN) LTD.
   CORPORATION
                                           By      Protective Asset Management, L.L.C.
                                                   as Collateral Manager

    By    TOSHIHIRO HAYASHI
          ------------------------
          Name: Toshihiro Hayashi
          Title: Senior Vice President     By      JAMES DONDERO
                                                   ----------------------------------------
                                                   Name: James Dondero, CFA, CPA
                                                   Title: President - Protective
                                                          Asset Management Company

 NATIONSBANK, OF TEXAS, N.A.               THE NIPPON CREDIT BANK, LTD.



    By    JENNIFER R. ZYDNEY                  By
          ------------------------                 ----------------------------------------
          Name: Jenifer R. Zydney                  Name:
          Title: Vice President                    Title:

 OCTAGON CREDIT INVESTORS                  PAMCO CAYMAN LTD.
                                           By:  Protective Asset Management, L.L.C.,
                                                  as Collateral Manager

    By    RICHARD W. STEWART
          ------------------------
          Name: Richard W. Stewart             By  JAMES DONDERO
          Title: Managing Director                 ----------------------------------------
                                                   Name: James Dondero, CFA, CPA
                                                   Title: President - Protective
                                                          Asset Management Company






                      Amendment No. 3 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION                     COOPERATIEVE CENTRALE
                                                     RAIFFEISEN-BOERENLEENBANK
                                                     B.A., "RABOBANK NEDERLAND",
                                                     NEW YORK BRANCH
   By    STEPHEN J. MCGEHRIN
         -------------------------
         Name: Stephen J. McGehrin
         Title: Vice President                        By   ALAN E. MCLINTOCK
                                                           --------------------
RESTRUCTURED OBLIGATIONS BACKED                            Name: Alan E. McLintock
  BY SENIOR ASSETS B.V.                                    Title: Vice President

By:  Chancellor LGT Senior Secured
         Management, Inc., as Portfolio Advisor
                                                      By   W. PIETER C. KODDE
                                                           --------------------
                                                           Name: W. Pieter C. Kodde
By                                                         Title: Vice President
     -----------------------------
     Name:
     Title:

ROYAL BANK OF CANADA


   By   JOHN P. PAGE
        --------------------------
         Name: John P. Page
         Title: Sr. Manager

SENIOR HIGH INCOME PORTFOLIO, INC.                 STRATA FUNDING LTD.


   By  R. DOUGLAS HENDERSON                           By   JOHN H. CULLINANE
       ---------------------------                         --------------------
         Name: R. Douglas Henderson                        Name: John H. Cullinane
         Title: Authorized Signatory                       Title: Director





                      Amendment No. 3 to Credit Agreement

THE SUMITOMO BANK, LIMITED                 THE SUMITOMO TRUST & BANKING
  NEW YORK BRANCH                            COMPANY LTD., NEW YORK BRANCH


   By    JOHN C. KISSINGER                    By
         ----------------------                   --------------------------
         Name: John C. Kissinger                   Name:
         Title: Joint General Manager              Title:


                                              By
                                                  --------------------------
                                                   Name:
                                                   Title:


U.S. BANK OF WASHINGTON, N.A.              VAN KAMPEN AMERICAN CAPITAL
                                             PRIME RATE INCOME TRUST

   By   GARY EGBERT
        -----------------------
         Name: Gary Egbert                    By  JEFFREY W. MAILLET
         Title: VP                                --------------------------
                                                   Name: Jeffrey W. Maillet
                                                   Title: Senior Vice President
                                                          & Director






                      Amendment No. 3 to Credit Agreement

                                 Schedule 2.01

                             Tranche E Commitments

                  (The Commitments set forth below are subject
                 to adjustment as contemplated in Section 3.02
                  of Amendment No. 3 to the Credit Agreement)




Commitments                          Lenders
- -----------                          -------

15,000,000.00                        Barclays Bank, PLC
20,000,000.00                        The Chase Manhattan Bank
15,000,000.00                        Morgan Guaranty Trust Company of New York
15,000,000.00                        NationsBank of Texas, N.A.
25,000,000.00                        The Toronto-Dominion Bank
 5,000,000.00                        ABN-AMRO Bank N.V., New York Branch
 5,000,000.00                        Bank of America NT & SA
 5,000,000.00                        Bank of Boston N.A.
 5,000,000.00                        Bank of Montreal
 5,000,000.00                        Bank of Nova Scotia
 5,000,000.00                        Bank of Tokyo-Mitsubishi Trust Company
 5,000,000.00                        Bankers Trust Company
 5,000,000.00                        Bear Stearns Investment Products, Inc.
 5,000,000.00                        CIBC Wood Gundy Securities Corp.
 5,000,000.00                        Citibank, N.A.
 5,000,000.00                        Commerzbank Aktiengesellschaft,
                                       New York Branch
 5,000,000.00                        CoreStates Bank, N.A.
 5,000,000.00                        Credit Suisse First Boston
 5,000,000.00                        Donaldson, Lufkin & Jenrette
 5,000,000.00                        First Union National Bank
 5,000,000.00                        Fuji Bank, Ltd.
 5,000,000.00                        Goldman Sachs Credit Partners L.P.
 5,000,000.00                        Indosuez Capital Funding II, Ltd.
 5,000,000.00                        Industrial Bank of Japan, Limited
 5,000,000.00                        ING Baring (U.S.) Capital Corporation
 5,000,000.00                        Keybank Corporate Capital Inc.
 5,000.000.00                        KZH Holding Corporation III
 5,000,000.00                        Lehman Commercial Paper Inc.
 5,000,000.00                        LTCB Trust Company






                                 Schedule 2.01


Commitments                      Lenders
- -----------                      -------
 5,000,000.00                    Meespierson Capital Corp.
 5,000,000.00                    Merita Bank Ltd
 5,000,000.00                    Merrill Lynch Debt Strategies Portfolio
 5,000,000.00                    The Mitsubishi Trust and Banking Corporation
 5,000,000.00                    Octagon Credit Investors
 5,000,000.00                    Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,
                                   "Rabobank Nederland", New York Branch
 5,000,000.00                    Royal Bank of Canada
 5,000,000.00                    Van Kampen American Capital Prime Rate
                                  Income Trust





                                 Schedule 2.01

                                                                       EXHIBIT A



                     AMENDMENT NO. 2 TO RESTRICTED COMPANY
                        GUARANTEE AND SECURITY AGREEMENT


                 AMENDMENT NO. 2 TO RESTRICTED COMPANY GUARANTEE AND SECURITY AGREEMENT dated as of August 29, 1997 between NEXTEL FINANCE COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the subsidiaries of Nextel Communications, Inc. listed on the signature pages hereto under the caption "GUARANTORS" (individually, a "Guarantor" and, collectively, the "Guarantors" and, together with the Company, the "Restricted Companies"); and THE CHASE MANHATTAN BANK, as collateral agent for the Vendors and Lenders party to the Loan Agreements referred to below (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                 Nextel Communications, Inc. and the Restricted Companies are parties to (i) an Amended, Restated and Consolidated Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Vendor Financing Agreement") with Motorola, Inc., a Delaware corporation ("Motorola"), and NTFC Capital Corporation, a Delaware corporation ("NTFC Capital" and, together with Motorola, the "Vendors"), providing, subject to the terms and conditions thereof, for loans to be made by Motorola and NTFC Capital to the Borrower in an aggregate principal amount not exceeding $345,000,000 and (ii) a Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement" and, together with the Vendor Financing Agreement, the "Loan Agreements"), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders named therein (collectively, together with any entity that becomes a "Lender" party to the Credit Agreement after the date thereof as provided therein, the "Lenders") to the Borrower in an aggregate principal or face amount not exceeding $1,655,000,000 (which, in the circumstances contemplated by Section 7.01(f) thereof, may be increased to $1,905,000,000).

                 The Restricted Companies and the Collateral Agent are parties to a Guarantee and Security Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Restricted Company Guarantee and Security Agreement") pursuant to which the Guarantors have guaranteed the Guaranteed Obligations (as therein defined), and the Restricted Companies have pledged and granted a security interest in the Collateral (as so defined) as security for the Secured Obligations (as so defined).





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

                 Concurrently with the execution and delivery hereof, (x) the Vendor Financing Agreement is being amended to provide for an increase of $50,000,000 in the amount of "Tranche A Loans" to be made thereunder by Motorola (which increase is to be secured on a basis equal and ratable with the existing Secured Obligations under the Restricted Company Guarantee and Security Agreement), (y) the Credit Agreement is being amended to provide for the making of "Tranche E Loans" thereunder in an aggregate amount equal to $250,000,000 as contemplated by Section 7.01(f) thereof (which "Tranche E Loans" are to be secured on a basis equal and ratable with the existing Secured Obligations under the Restricted Company Guarantee and Security Agreement), and
(z) NCI, the Restricted Companies and, Motorola (as the initial "Vendor Lender" party thereto are entering into a Second Secured Vendor Financing Agreement dated as of August 29, 1997 (the "Second Secured Vendor Financing Agreement"), providing for the making by Motorola to the Borrower of "Tranche D Loans" in an aggregate principal amount equal to $200,000,000 (which "Tranche D Loans" are to be secured on a basis junior to the existing Secured Obligations under the Restricted Company Guarantee and Security Agreement).

                 In that connection, the Restricted Companies and the Collateral Agent (with the consent of the appropriate "Secured Parties" as required by Section 7.02(b) of the Restricted Company Guarantee and Security Agreement and Section 5.02(c) of the Intercreditor and Collateral Agency Agreement) wish to amend the Restricted Company Guarantee and Security Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 2 to Restricted Company Guarantee and Security Agreement, terms defined in the Restricted Company Guarantee and Security Agreement are used herein as defined therein.

                 Section 2. Amendments. Subject to the satisfaction of the condition precedent specified in Section 4 below, but effective as of the date hereof, the Restricted Company Guarantee and Security Agreement shall be amended as follows:

                 2.01 References Generally. References in the Restricted Company Guarantee and Security Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Restricted Company Guarantee and Security Agreement as amended hereby.

                 2.02 Definitions. Section 1.01 of the Restricted Company Guarantee and Security Agreement is hereby amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said Section 1.01), as follows:





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

                 "Event of Default" means (x) an "Event of Default" under and as defined in the Credit Agreement or an "Event of Default" under and as defined in the Vendor Financing Agreement and (y) after the Senior Termination Date, an "Event of Default" under and as defined in the Second Secured Vendor Financing Agreement.

                 "Required Secured Parties" means (x) at any time prior to the Senior Termination Date, Secured Parties having Loans, LC Exposure and unused Commitments under the respective Loan Agreements representing at least 51% of the sum of the total Loans, LC Exposure and unused Commitments at such time and (y) at any time after the Senior Termination Date, Secured Parties having loans and unused commitments under the Second Secured Vendor Financing Agreement representing at least 51% of the sum of the total of such loans and commitments at such time.

                 "Second Secured Intercreditor and Collateral Agency Agreement" has the meaning assigned to such term in the Loan Agreements.

                 "Second Secured Obligations" means, collectively, (a) in the case of the Borrower, the principal of and interest on the loans made by the Secured Parties to the Borrower pursuant to the Second Secured Vendor Financing Agreement, (b) in the case of each Guarantor, all obligations of such Guarantor in respect of its Guarantee under
         Article II of the obligations of the Borrower under the Second Secured Vendor Financing Agreement and, after the Senior Termination Date, of the obligations of each Restricted Company under the Security Documents and (c) in the case of each Restricted Company, but only after the Senior Termination Date, all other obligations of such Restricted Company to the Secured Parties and the Agents hereunder.

                 "Second Secured Vendor Financing Agreement" has the meaning assigned to such term in the Loan Agreements.

                 "Secured Obligations" means, collectively, the Senior Secured Obligations and the Second Secured Obligations.

                 "Secured Parties" means, collectively, (i) the Vendors, (ii) the Lenders and (iii) the Vendor Lenders from time to time party to the Second Secured Vendor Financing Agreement. This definition shall, effective upon the execution and delivery of Amendment No. 2 hereto, override the definition of the term "Secured Parties" set forth in the preamble to this Agreement.

                 "Senior Secured Obligations" means, collectively, (a) in the case of the Borrower, the principal of and interest on the Loans made by the Secured Parties to





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement
         the Borrower, all LC Disbursements and all other amounts from time to time owing to the Secured Parties or the Agents by the Borrower under the Loan Documents or any Hedging Agreement, (b) in the case of each Guarantor, all obligations of such Guarantor in respect of its Guarantee under Article II of the obligations of the Borrower under the Loan Documents and (c) in the case of each Restricted Company, all other obligations of such Restricted Company to the Secured Parties and the Agents hereunder.

                 "Senior Termination Date" means the date (or the time on such date) upon which the Senior Secured Obligations shall have been paid in full and the Commitments shall have been terminated.

                 2.03 The Guarantee. Sections 2.01 and 2.05, respectively, of the Restricted Company Guarantee and Security Agreement are hereby amended to read in their entirety as follows:

                 "SECTION 2.01. The Guarantee. The Guarantors hereby jointly and severally guarantee to each Secured Party and the Agents and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Secured Parties to the Borrower, all LC Disbursements and all other amounts from time to time owing to the Secured Parties or either Agent by the Borrower under the Loan Agreements or any other Loan Document, all obligations of the Borrower to any Secured Party under any Hedging Agreement and all obligations of the Borrower to any Secured Party under the Second Secured Vendor Financing Agreement, in each case strictly in accordance with the terms thereof (such principal, interest, other amounts and obligations being herein collectively called the "Guaranteed Obligations"). The Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                 SECTION 2.05. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Secured Parties, the obligations of the Borrower under the Loan Agreements and the Second Secured Vendor Financing Agreement may be declared to be forthwith due and payable as provided in Article VIII of the respective Loan Agreements or Second Secured Vendor Financing Agreement, as the





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement
         case may be (and shall be deemed to have become automatically due and payable in the circumstances provided in said Articles VIII) for purposes of Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of said Section 2.01."

                 2.04  Sale Proceeds Reinvestment Account.  Paragraph (a) of
Section 5.01 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "(a) prior to the Senior Termination Date, the Restricted Companies shall deposit into the Sale Proceeds Reinvestment Account, the Net Cash Payments of any Disposition (as each of such capitalized terms is defined in the respective Loan Agreements on the date hereof and in the Second Secured Vendor Financing Agreement on the date thereof) that, pursuant to clause (y) of Section 2.09(b)(ii) of the respective Loan Agreements, the Restricted Companies elect to deliver to the Collateral Agent pending reinvestment of such Net Cash Payments into replacement assets (and, after the Senior Termination Date, the Restricted Companies shall deposit into the Sale Proceeds Reinvestment Account, the Net Cash Payments of any such Disposition that, pursuant to clause (y) of Section 2.09(b)(ii) of the Second Secured Vendor Financing Agreement, the Restricted Companies elect to deliver to the Collateral Agent pending reinvestment of such Net Cash Payments into replacement assets);"

                 2.05  Tax Proceeds Reinvestment Account.  Paragraph (c) of
Section 5.01 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "(c) the Restricted Companies shall deposit into the Tax Proceeds Account, that portion of the cash payment received by the Restricted Companies directly or indirectly in connection with any Disposition (as such term in defined in the respective Loan Agreements on the date hereof and in the Second Secured Vendor Financing Agreement on the date thereof) that represents the income or other taxes estimated to be payable by the Restricted Companies as a result of such Disposition and that are deducted in determining the amount of "Net Cash Payments" (as so defined) with respect to such Disposition;"





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

                 2.06  Application of Monies in Collateral Accounts.  Section
5.02 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 5.02. Application of Monies in Collateral Accounts. The balance from time to time in the Collateral Accounts shall constitute part of the Collateral hereunder, shall not constitute payment of the Secured Obligations until applied to the Secured Obligations as hereinafter provided and shall be released to the Restricted Companies (or otherwise be subject to withdrawal) only as follows:

                          (a) prior to the Senior Termination Date, monies and investments in the Sale Proceeds Reinvestment Account may be withdrawn only in connection with a reinvestment transaction permitted under Section 2.09(b)(ii) of the respective Loan Agreements, or for application to the prepayment of Loans (or cover for Letters of Credit) as contemplated by said Section 2.09(b)(ii) (and, after the Senior Termination Date, such monies and investments may be withdrawn only in connection with a reinvestment transaction permitted under Section 2.09(b)(ii) of the Second Secured Vendor Financing Agreement as contemplated by said Section 2.09(b)(ii)), provided that (without the consent of the Required Secured Parties) the Collateral Agent shall not be obligated to release such monies for application to a reinvestment transaction at any time after the occurrence and during the continuance of any Event of Default;

                          (b) monies and investments in the Casualty Event Proceeds Account may be withdrawn only in connection with the replacement, restoration and repair of the property affected by such Casualty Event (the "Damaged Property"), or, prior to the Senior Termination Date, for application to the prepayment of Loans (or cover for Letters of Credit) pursuant to Section 2.09(a) of the Loan Agreements in such manner as the Borrower shall elect (and, after the Senior Termination Date, for application to the prepayment of loans under the Second Secured Vendor Financing Agreement pursuant to Section 2.09(a) thereof in such manner as the Borrower shall elect), and if the respective Restricted Company elects to so replace or restore and repair Damaged Property, any such monies shall be advanced to such Restricted Company by the Collateral Agent in periodic installments upon compliance by such Restricted Company with such reasonable conditions to disbursement as may be imposed by the Collateral Agent, including, but not limited to, reasonable retention amounts and receipt of lien releases, provided that (without the consent of the Required Secured Parties) the Collateral Agent shall not be obligated to release such monies for application to any such





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement
                 replacement, restoration, repair or prepayment at any time after the occurrence and during the continuance of any Event of Default;

                          (c) prior to the Senior Termination Date, monies and investments in the Tax Proceeds Account may be withdrawn only in connection with the payment of taxes as contemplated by the definition of "Net Cash Payments" in the respective Loan Agreements, or for application to the prepayment of Loans (or cover for Letters of Credit) as contemplated by Section 2.09(b)(ii) thereof (and, after the Senior Termination Date, such monies and investments may be withdrawn only in connection with the payment of taxes as contemplated by the definition of "Net Cash Payments" in the Second Secured Vendor Financing Agreement, or for application to the prepayment of Loans under the Second Secured Vendor Financing Agreement, as contemplated by Section 2.09(b)(ii) thereof), provided that (without the consent of the Required Secured Parties) the Collateral Agent shall not be obligated to release such monies for application to the payment of taxes at any time after the occurrence and during the continuance of any Event of Default;

                          (d) monies and investments in the Letter of Credit Account may be applied only to the payment of LC Disbursements for which the respective Issuing Banks have not been reimbursed by the Borrower or, but only with the consent of the Required Revolving Credit Lenders, to the payment of other Secured Obligations and, after the payment in full of all LC Disbursements and the expiration or termination of all Letters of Credit, to the payment of any other Secured Obligations as shall at the time be payable hereunder; and

                          (e) monies and investments in the Concentration Account may be withdrawn only (I) in connection with remitting the same to bank deposit accounts (such as payroll and other accounts) maintained by the Restricted Companies for use in the ordinary course of business, (II) to make Capital Expenditures, (III) prior to the Senior Termination Date to make acquisitions and investments permitted under Section 7.04 of the respective Loan Agreements (and, after the Senior Termination Date, to make acquisitions and investments permitted under Section 7.04 of the Second Secured Vendor Financing Agreement), (IV) prior to the Senior Termination Date to make Restricted Payments permitted under Section 7.05 of the respective Loan Agreements (and, after the Senior Termination Date, to make Restricted Payments permitted under
                 Section 7.05 of the Second Secured Vendor Financing Agreement), or (V) prior to the Senior Termination Date to make payments or prepayments of principal, interest or other amounts in respect of Indebtedness (including Loans) or Hedging Agreements permitted under the





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement
                 respective Loan Agreements (and, after the Senior Termination Date, to make payments or prepayments of principal, interest or other amounts in respect of Indebtedness (including the loans under the Second Secured Vendor Financing Agreement) or Hedging Agreements permitted under the Second Secured Vendor Financing Agreement).

         In connection with any release of monies in any of the Collateral Accounts described above, the Collateral Agent shall be entitled to rely upon a certificate of a Financial Officer (and upon such other evidence, if any, as the Collateral Agent shall deem appropriate). At any time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may (and, if instructed by the Required Secured Parties shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of any of the Collateral Accounts to the payment of the Secured Obligations in the manner specified in
         Section 6.09."

                 2.07 Other Financing Statements and Liens. Section 6.02 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 6.02. Other Financing Statements and Liens. Except as otherwise permitted under Section 7.02 of the respective Loan Agreements or the Second Secured Vendor Financing Agreement, without the prior written consent of the Collateral Agent (granted with the authorization of the Required Secured Parties), no Restricted Company shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties."

                 2.08 Removals. Section 6.07 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 6.07. Removals, Etc. Without at least 30 days' prior written notice to the Collateral Agent, no Restricted Company shall (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business other than at the address for notices to the Borrower specified in
         Section 10.01 of the respective Loan Agreements or the Second Secured Vendor Financing Agreement, or at one of the locations identified in Annex 3 or in transit from one of such locations to another or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto."





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

                 2.09 Application of Proceeds. Section 6.09 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 6.09. Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under Article V or this Article VI, shall be applied by the Collateral
         Agent:

                          First, to the payment of the costs and expenses of
                 such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Collateral Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Collateral Agent in connection therewith;

                          Next, to the payment in full of the Senior Secured
                 Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree;

                          Next, to the payment in full of the Second Secured
                 Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree; and

                          Finally, to the payment to the respective Restricted
                 Company, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                          As used in this Article VI, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Restricted Companies or any issuer of or obligor on any of the Collateral."

                 2.10 Termination. Section 6.12 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 6.12. Termination. When all Secured Obligations shall have been paid in full and the Commitments of the Secured Parties under the respective Loan Agreements (and the commitments of the Secured Parties under the Second Secured





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

         Vendor Financing Agreement) shall have expired or been terminated, this Agreement shall terminate, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Restricted Company. The Collateral Agent shall also execute and deliver to respective Restricted Company upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the respective Restricted Company to effect the termination and release of the Liens on the Collateral."

                 2.11 Certain Regulatory Requirements. Section 7.11(a) of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "(a) Each Restricted Company shall take all action that the Collateral Agent may reasonably request in the exercise of its rights and remedies hereunder, which include the right to require such Restricted Company to transfer or assign the FCC Licenses or the PUC Authorizations to any party or parties. In furtherance of this right, each Restricted Company shall (i) cooperate fully with the Collateral Agent in obtaining all approvals and consents from the FCC and each other Governmental Authority that the Collateral Agent may deem necessary or advisable to accomplish any such transfer or assignment of the FCC Licenses or the PUC Authorizations and (ii) prepare, execute and file with the FCC and any other Governmental Authority any application, request for consent, certificate or instrument that the Collateral Agent may deem necessary or advisable to accomplish any such transfer or assignment of the FCC Licenses or the PUC Authorizations. If any Restricted Company fails to execute such applications, requests for consent, certificates or instruments, the clerk of any court that has jurisdiction over the Loan Documents (or, after the Senior Termination Date, over the Second Secured Vendor Financing Agreement and the Security Documents) may, upon an ex parte request by the Collateral Agent, execute and file the same on behalf of such Restricted Company."

                 2.12 Additional Guarantors. Section 7.12 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 7.12.  Additional Guarantors.  As contemplated by
         Section 6.11(a) of the respective Loan Agreements (and by Section 6.11(a) of the Second Secured Vendor Financing Agreement), in the event that any Restricted Company shall form or acquire any new subsidiary after the date hereof, such Restricted Company will cause such new subsidiary to execute and deliver to the Collateral Agent a Joinder Agreement in the form of Exhibit E to the respective Loan Agreements or Exhibit E





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement
         to the Second Secured Vendor Financing Agreement (and, thereby, to become a party to the Loan Agreements and to the Second Secured Vendor Financing Agreement as a "Restricted Company" thereunder, and to this Agreement, the Intercreditor and Collateral Agency Agreement and the Second Secured Intercreditor and Collateral Agency Agreement, as a "Guarantor" hereunder and thereunder, and to pledge and grant a security interest in its property pursuant to this Agreement to the Collateral Agent for the benefit of the Secured Parties).
         Accordingly, upon the execution and delivery of any such Joinder Agreement by any such new subsidiary, such new subsidiary shall automatically and immediately, and without any further action on the part of any Person, become a "Guarantor" under and for all purposes of this Agreement, and Annexes 1, 2 and 3 hereto shall be deemed to be supplemented in the manner specified in said Joinder Agreements."

                 Section 3. Representations and Warranties. Each Restricted Company represents and warrants to the Secured Parties and the Collateral Agent that the representations and warranties set forth in Article III of the Restricted Company Guarantee and Security Agreement are true and complete on the date hereof as if made on and as of the date hereof (or if any such representation and warranty is expressly stated to have been made as of a specific date, as of such date) and as if each reference in said Article III to "this Agreement" included reference to the Restricted Company Guarantee and Security Agreement as amended by this Amendment No. 2.

                 Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Restricted Company Guarantee and Security Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 2 to Restricted Company Guarantee and Security Agreement by each of the Restricted Companies and the Collateral Agent.

                 Section 5. Amendment to Collateral Assignment of Leasehold Interests. The Collateral Assignment of Leasehold Interests referred to in the last sentence of Section 6.13 of the Restricted Company Guarantee and Security Agreement (as amended hereby) shall be deemed to be amended to the extent necessary to reference the Second Secured Vendor Financing Agreement and to include the obligations of the Borrower under the Second Secured Vendor Financing Agreement as "Secured Obligations" under and as defined therein, subject to the Second Secured Intercreditor and Collateral Agency Agreement.

                 Section 6. Miscellaneous. Except as herein provided, the Restricted Company Guarantee and Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 to Restricted Company Guarantee and Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

No. 2 to Restricted Company Guarantee and Security Agreement by signing any such counterpart. This Amendment No. 2 to Restricted Company Guarantee and Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.





                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Restricted Company Guarantee and Security Agreement to be duly executed and delivered as of the day and year first above written.

                      NEXTEL COMMUNICATIONS, INC.

                         By

                              -------------------------------
                              Name:
                              Title:

          RESTRICTED COMPANIES

                      NEXTEL FINANCE COMPANY (successor to
                        Fleet Call Corporation),

                         By

                              -------------------------------
                              Name:
                              Title:

                      ADVANCED MOBILECOMM OF
                        NORTH CAROLINA, INC.
                      AIRLINK COMMUNICATIONS, INC.
                        (successor to TRS, Inc.)
                      AMERICAN MOBILE SYSTEMS,
                        INCORPORATED (successor to Saber
                        Communications, Inc.)
                      DIAL CALL, INC.
                      DIAL DISTANCE, INC.
                      FC NEW YORK, INC. (successor to Metrocom
                        Trunked Radio Communication Systems, Inc.)
                      FCI 900, INC.
                      FLEET CALL OF TEXAS, INC. (successor to
                        FM Tower Company, Metrolink
                        Communications Corporation and National
                        Tower Trunking Systems, Inc.)






                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

                            NEXTEL COMMUNICATIONS OF THE
                              MID-ATLANTIC, INC. (successor to Dispatch
                              Communications of Maryland, Inc., Dispatch
                              Communications of Minnesota, Inc., Dispatch
                              Communications of New England, Inc.,
                              Dispatch Communications of Pennsylvania,Inc.)
                            NEXTEL LICENSE HOLDINGS 1, INC.
                            NEXTEL LICENSE HOLDINGS 2, INC.
                              (successor to Comqor, Inc.)
                            NEXTEL LICENSE HOLDINGS 3, INC.
                              (successor to Dial Call Arkansas, Inc.,
                              Custom Radio/Johnson Communications, Inc.,
                              Dial Call Florida, Inc., Dial Call
                              Kentucky, Inc., Dial Call Louisiana, Inc.,
                              Dial Call Texas, Inc., Dial Call
                              Virginia, Inc., Dial Call West Virginia, Inc. and U.S. Digital, Inc.)
                            NEXTEL LICENSE HOLDINGS 4, INC.
                            NEXTEL OF TEXAS, INC. (successor to Fort
                              Worth Communications, Inc.)
                            NEXTEL WEST CORP.
                              (successor to Airwave Communications Corp.
                              (Seattle), C-Call Corporation, Dispatch
                              Communications of Arizona, Inc., ESMR Sub,
                              Inc., Fleet Call of Utah, Inc., Fleet Call
                              West, Inc., Mijac Enterprises, Inc., Mobile
                              Radio of Illinois, Inc., Motorola SF, Inc.,
                              Nextel Hawaii Acquisition Corp.,
                              Nextel Utah Acquisition Corp., Nextel
                              Western Acquisition Corp., OneComm
                            Corporation, N.A., Powerfone
                              Holdings, Inc., Powerfone, Inc.,
                              Smart SMR of Illinois, Inc., Shoreland
                              Communications, Inc. and Spectrum Resources of the Midwest, Inc.)
                            SAFETY NET, INC.
                            SMART SMR, INC.






                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

                              SMART SMR OF CALIFORNIA, INC.
                              SMART SMR OF NEW YORK, INC.

                                By

                                      -------------------------------
                                      Name:
                                      Title:

                              FORT WORTH TRUNKED RADIO
                                LIMITED PARTNERSHIP

                              By Nextel of Texas,
                                   a General Partner


                                 By

                                      -------------------------------
                                      Name:
                                      Title:


                     COLLATERAL AGENT

                              THE CHASE MANHATTAN BANK, as
                               Collateral Agent

                              By

                                   ------------------------------------
                                   Name:
                                   Title:






                     Amendment No. 2 to Restricted Company
                        Guarantee and Security Agreement

                                                                       EXHIBIT B



          SECOND SECURED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

                 SECOND SECURED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT dated as of August 29, 1997 between NEXTEL FINANCE COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the subsidiaries of Nextel Communications, Inc. listed on the signature pages hereto under the caption "INITIAL GUARANTORS" (the "Initial Guarantors"); each of the additional entities, if any, that becomes a "Guarantor" hereunder as contemplated by Section 7.12 of the below-referenced Restricted Company Guarantee and Security Agreement (each an "Additional Guarantor" and together with the Initial Guarantors, the "Guarantors"; the Guarantors together with the Borrower, being herein called the "Restricted Companies"); MOTOROLA, INC., a Delaware corporation ("Motorola"); each other VENDOR LENDER that shall at any time, as contemplated by Section 5.04, be deemed to be a party hereto (collectively, including Motorola the "Vendor Lenders"); and THE CHASE MANHATTAN BANK, as collateral agent for the Vendors and for the Lenders referred to below (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                 Nextel Communications, Inc. ("NCI") and the Restricted Companies are parties to a Second Secured Vendor Financing Agreement dated as of August 29, 1997 (as modified and supplemented and in effect from time to time, the "Second Secured Vendor Financing Agreement") with Motorola and the other Vendor Lenders referred to therein, providing, subject to the terms and conditions thereof, for loans to be made by the Vendor Lenders to the Borrower in an aggregate principal amount not exceeding $200,000,000. NCI and the Restricted Companies are also parties to a Vendor Financing Agreement and a Credit Agreement (as such respective capitalized terms are defined herein), providing, respectively, for loans and extensions of credit to be made by the "Lenders" and "Vendors" under such Agreements to the Borrower in an aggregate principal amount up to but not exceeding, respectively, $395,000,000 and $1,905,000,000. This Agreement applies to Motorola solely in its capacity as a Vendor Lender under the Second Secured Vendor Financing Agreement and shall not affect, in any way, the rights of Motorola in its capacity as a Vendor under the Vendor Financing Agreement.

                 The obligations of the Restricted Companies under the Credit Agreement and the Vendor Financing Agreement are entitled to the benefits of collateral security provided pursuant to the Security Documents referred to below. The parties hereto intend that the collateral security provided by said Security Documents shall also secure, with a ranking second to that of the obligations under the Vendor Financing Agreement and Credit Agreement, the obligations of the Restricted Companies under the Second Secured Vendor Financing Agreement. In that connection, the parties hereto wish to provide for the appointment of the Collateral Agent by the Vendor Lenders and for certain other matters





          Second Secured Intercreditor and Collateral Agency Agreement relating to the security interests provided by the Security Documents. Accordingly, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions

                 SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                 "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                 "Agents" means the Administrative Agent under the Credit Agreement and the Collateral Agent hereunder.

                 "Applicable Percentage" means with respect to any Vendor Lender in respect of any indemnity claim under Section 7.03(a) of the Restricted Company Guarantee and Security Agreement arising out of an action or omission of the Collateral Agent under any Second Secured Loan Document, the percentage of the "Tranche D Commitments" under the Second Secured Vendor Financing Agreement represented by the aggregate amount of such Vendor Lender's "Tranche D Commitment" under the Second Secured Vendor Financing Agreement. If the "Tranche D Commitments" under the Second Secured Vendor Financing Agreement have terminated or expired, the Applicable Percentages shall be determined based upon the "Tranche D Commitments" most recently in effect, giving effect to any assignments.

                 "Commitments" means the "Commitments" of the Lenders under the Credit Agreement and the "Commitments" of the Vendors under the Vendor Financing Agreement.

                 "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                 "Credit Agreement" means the Credit Agreement dated as of September 27, 1996, among NCI, the Restricted Companies, the lenders party thereto, Toronto Dominion (Texas) Inc., as Administrative Agent, and The Chase Manhattan Bank, as Collateral Agent.





          Second Secured Intercreditor and Collateral Agency Agreement

                 "Credit Parties" means NCI and the Restricted Companies.

                 "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                 "Event of Default" means (x) an "Event of Default" under and as defined in the Credit Agreement or an "Event of Default" under and as defined in the Vendor Financing Agreement and (y) after the Senior Termination Date, "Event of Default" under and as defined in the Second Secured Vendor Financing Agreement.

                 "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                 "Hedging Agreement" has the meaning assigned to such term in the Credit Agreement.

                 "LC Disbursement" has the meaning assigned to such term in the Credit Agreement.

                 "LC Exposure" has the meaning assigned to such term in the Credit Agreement.

                 "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                 "Loan Agreements" means, collectively, the Credit Agreement and the Vendor Financing Agreement.

                 "Loan Documents" means the Loan Agreements, any promissory notes evidencing Loans under any Loan Agreement and the Security Documents.





          Second Secured Intercreditor and Collateral Agency Agreement

                 "Loans" means the "Loans" made by the Lenders to the Borrower under the Credit Agreement and the "Loans" made by the Vendors to the Borrower under the Vendor Financing Agreement.

                 "Mortgages" means, collectively, one or more assignments of lease, mortgages, deeds of trust, deeds to secure debt and the like executed by a Restricted Company in favor of the Collateral Agent (or a trustee for the benefit of the Collateral Agent), and covering interests in real property held by such Restricted Company as collateral security for the Secured Obligations, in each case in such form as shall be satisfactory to the Collateral Agent.

                 "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                 "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                 "Required Secured Parties" means (x) at any time prior to the Senior Termination Date, Secured Parties having Loans, LC Exposure and unused Commitments under the respective Loan Agreements representing at least 51% of the sum of the total Loans, LC Exposure and unused Commitments at such time and
(y) at any time after the Senior Termination Date, Secured Parties having loans and unused commitments under the Second Secured Vendor Financing Agreement representing at least 51% of the sum of the total of such loans and commitments at such time.

                 "Required Vendor Lenders" means, at any time, Vendor Lenders having "Tranche D Loans" and unused "Tranche D Commitments" under the Second Secured Vendor Financing Agreement representing at least 51% of the sum of the total "Tranche D Loans" and unused "Tranche D Commitments" at such time.

                 "Restricted Company Guarantee and Security Agreement" means the Restricted Company Guarantee and Security Agreement dated as of September 27, 1996 between the Restricted Companies and the Collateral Agent.

                 "Second Secured Loan Documents" means the Second Secured Vendor Financing Agreement, any promissory notes evidencing Loans under the Second Secured Vendor Financing Agreement and the Security Documents.





          Second Secured Intercreditor and Collateral Agency Agreement

                 "Second Secured Obligations" means, collectively, (a) in the case of the Borrower, the principal of and interest on the loans made by the Secured Parties to the Borrower pursuant to the Second Secured Vendor Financing Agreement, (b) in the case of each Guarantor, all obligations of such Guarantor in respect of its Guarantee under Article II of the Restricted Company Guaranty and Security Agreement of the obligations of the Borrower under the Second Secured Vendor Financing Agreement and, after the Senior Termination Date, of the obligations of each Restricted Company under the Security Documents and (c) in the case of each Restricted Company, but only after the Senior Termination Date, all other obligations of such Restricted Company to the Secured Parties and the Collateral Agent under the Restricted Company Guaranty and Security Agreement.

                 "Secured Obligations" means, collectively, the Senior Secured Obligations and the Second Secured Obligations.

                 "Secured Parties" means, collectively, the Lenders from time to time party to the Credit Agreement, the Vendors from time to time party to the Vendor Financing Agreement, and the Vendor Lenders from time to time party to Second Secured Vendor Financing Agreement.

                 "Security Documents" means this Agreement, the Restricted Company Guarantee and Security Agreement, the Mortgages and all Uniform Commercial Code financing statements required by any of such instruments to be filed with respect to the security interests in personal property and fixtures created pursuant thereto.

                 "Senior Secured Obligations" means, collectively, (a) in the case of the Borrower, the principal of and interest on the Loans made by the Secured Parties to the Borrower, all LC Disbursements and all other amounts from time to time owing to the Secured Parties or the Agents by the Borrower under the Loan Documents or any Hedging Agreement, (b) in the case of each Guarantor, all obligations of such Guarantor in respect of its Guarantee under
Article II of the Restricted Company Guaranty and Security Agreement of the obligations of the Borrower under the Loan Documents and (c) in the case of each Restricted Company, all other obligations of such Restricted Company to the Secured Parties and the Agents under the Restricted Company Guaranty and Security Agreement.

                 "Senior Termination Date" means the date (or the time on such date) upon which the Senior Secured Obligations shall have been paid in full and the Commitments shall have been terminated.

                 "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of





          Second Secured Intercreditor and Collateral Agency Agreement which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                 "Subsidiary" means any subsidiary of the Borrower.

                 "Vendor Equipment Agreements" has the meaning assigned to such term in the Vendor Financing Agreement.

                 "Vendor Financing Agreement" means the Amended, Restated and Consolidated Credit Agreement dated as of September 27, 1996, among NCI, the Restricted Companies, and the vendors party thereto.

                 SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.





          Second Secured Intercreditor and Collateral Agency Agreement

                                   ARTICLE II

              The Collateral Agent; Appointment by Vendor Lenders

                 Each Vendor Lender hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of this Agreement and the other Security Documents, together with such actions and powers as are reasonably incidental thereto.

                 The Chase Manhattan Bank shall have the same rights and powers in its capacity as a Lender under the Credit Agreement as any other Lender and may exercise the same as though it were not the Collateral Agent, and The Chase Manhattan Bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Credit Party or any subsidiary or other Affiliate of any thereof as if it were not the Collateral Agent hereunder.

                 The Collateral Agent shall not have any duties or obligations except those expressly set forth in this Agreement, the existing intercreditor agreement and the other Security Documents. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by this Agreement and the other Security Documents that the Collateral Agent is required to exercise in writing by the Required Secured Parties, and (c) except as expressly set forth herein and in the other Security Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of their respective subsidiaries that is communicated to or obtained by The Chase Manhattan Bank or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Secured Parties, or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall not be deemed to have knowledge of any Default unless and until written notice thereof is given to the Collateral Agent by the Borrower, a Secured Party or the Administrative Agent, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or the other Security Documents, (ii) the contents of any certificate, report or other document delivered hereunder or under any of the other Security Documents or in connection herewith of therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Security Document, (iv) the





          Second Secured Intercreditor and Collateral Agency Agreement validity, enforceability, effectiveness or genuineness of this Agreement, the other Security Documents or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V of the respective Loan Agreements or the Second Secured Vendor Financing Agreement.

                 The Collateral Agent shall not, except to the extent expressly instructed by the Required Secured Parties with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder, under any Second Secured Loan Document.

                 The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                 The Collateral Agent may perform any and all of its duties, and exercise its rights and powers, by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for in the Credit Agreement as well as activities as the Collateral Agent.

                 Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Secured Parties, the Borrower and the Administrative Agent. Upon any such resignation, the Required Secured Parties shall have the right, in consultation with the Borrower, to appoint, in consultation with the Borrower, a successor Collateral Agent. If no successor shall have been so appointed and shall have accepted such appointment within 30 days after such retiring Collateral Agent gives notice of its resignation, then such retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring





          Second Secured Intercreditor and Collateral Agency Agreement

Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Security Documents. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After a Collateral Agent's resignation hereunder, the provisions of this Article and Section 7.03 of the Restricted Company Guarantee and Security Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

                 Each Vendor Lender acknowledges that it has, independently and without reliance upon the Collateral Agent, or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Second Secured Vendor Financing Agreement. Each Vendor Lender also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement and the other Security Documents, any related agreement or any document furnished hereunder or thereunder.


                                  ARTICLE III

                            Intentionally Left Blank

                 This Article III has been intentionally left blank.


                                   ARTICLE IV

                               Priority of Liens

                 It is the intent of the parties hereto that the Liens created pursuant to the Security Documents in favor of the Collateral Agent, insofar as the same shall secure the Second Secured Obligations, shall be second in ranking to the Liens created pursuant to the Security Documents in favor of the Collateral Agent, insofar as the same shall secure the Senior Secured Obligations. Accordingly, anything in any of the Second Secured Loan Documents, or any other agreement or instrument between any of the Restricted Companies and any of the Secured Parties to the contrary notwithstanding:





          Second Secured Intercreditor and Collateral Agency Agreement

                 (a) Each Vendor Lender, in its capacity as a Vendor Lender under the Second Secured Vendor Financing Agreement and solely with reference thereto, hereby assigns to the Collateral Agent any Liens upon any property of any of the Restricted Companies that it may now hold or which may hereafter arise by operation of law or otherwise (excluding, however, any such Lien arising pursuant to the Security Documents); and

                 (b) Each Vendor Lender hereby agrees with the Collateral Agent for the benefit of the Collateral Agent and the "Lenders" and the "Vendors" under the Loan Agreements that the only Liens securing obligations of any of the Restricted Companies to the Vendor Lenders under the Second Secured Loan Documents shall be the Liens arising under the Security Documents, and that the obligations of the Restricted Companies under the Vendor Equipment Agreements shall not be entitled to the benefits of any Liens; and

Notwithstanding the foregoing, it is understood that none of the Vendor Lenders is waiving, renouncing or sharing the benefit of any rights of reclamation or other remedies accorded a manufacturer, supplier or distributor it may have under State law, common law or otherwise arising out of the sale of equipment or other goods by such Vendor Lender to the Restricted Companies.

                 Each Vendor Lender hereby agrees that, to the extent such Vendor Lender is a party to either of the Loan Agreements, that such Vendor Lender will exercise any right of set-off or counterclaim first with respect to the obligations of the Restricted Companies under such Loan Agreement (the proceeds of which exercise shall therefor be subject to the provisions of
Section 2.16(d) of such Loan Agreement) before exercising any such right with respect to the obligations of the Restricted Companies under the Second Secured Vendor Financing Agreement.

                 It is the intent of the parties hereto that the Vendor Lenders shall not have any right to require the Collateral Agent to exercise any of the rights and remedies available to it with respect to the Second Secured Obligations until after the Senior Termination Date, or to refrain from the exercise of any of the rights and remedies available to it with respect to the Senior Secured Obligations prior to the Senior Termination Date and not to (A) oppose any request for relief with respect to the Collateral during the pendency of any bankruptcy or insolvency proceeding and (B) request any relief with respect to the Collateral during the pendency of any such proceeding without the prior consent of the Required Secured Parties. Without limiting the generality of the foregoing, if any of the Restricted Companies shall become subject to a proceeding under the United States Bankruptcy Code and if as debtor(s)-in-possession move for approval of financing to be provided in good faith by the Lenders or





          Second Secured Intercreditor and Collateral Agency Agreement

Vendors under Section 364 of the United States Bankruptcy Code, or the use of cash collateral with the consent of the Lenders or Vendors under Section 363 of the United States Bankruptcy Code, each of the Vendor Lenders hereby agrees that as follows:

                          (i) adequate notice by the Lenders and Vendors shall have been provided for such financing or use of cash collateral if the Vendor Lenders receive notice three (3) business days prior to the entry of the order approving (and at least one (1) business day prior to the hearing on) such financing or use of cash collateral and

                          (ii) no objection will be raised by the Vendor Lenders to any such financing on the grounds of a failure to provide "adequate protection" for the Liens of the Collateral Agent insofar as securing the Second Secured Obligations or as a result of any of the terms of such financing so long as (A) the interest rate, fees, advance rates, lending sublimits and limits and other terms are commercially reasonable under the circumstances and (B) the Collateral Agent retains a Lien on the Collateral for the benefit of the Second Secured Obligations (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the proceeding under the United States Bankruptcy Code.

                 Notwithstanding the preceding paragraph, the provisions of clauses (i) and (ii) above shall not be applicable to (a) Motorola or (b) any Vendor Lender who is simultaneously either a "Lender" under the Credit Agreement or a "Vendor" under the Vendor Financing Agreement so long as such Vendor Lender continues to be a "Lender" or a "Vendor" under such Loan Agreements, and provided further that any Loans held by such Vendor Lender pursuant to the Loan Agreements shall have been held for at least 180 days prior to the commencement of any bankruptcy or insolvency proceeding. Nothing in the preceding sentence is intended to override the provisions of the Security Documents that at least 51% or all, as the case may be, of the Vendor Lenders are necessary to require the Collateral Agent to take or refrain from taking any action under the Security Documents. Nothing contained herein shall be deemed to limit the rights of any Vendor Lender to object to post-petition financing or use of cash collateral not covered by the preceding paragraph.





          Second Secured Intercreditor and Collateral Agency Agreement

                                   ARTICLE V

                                 Miscellaneous

                 SECTION 5.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                 (a) if to the Borrower, to it at 1505 Farm Credit Drive, Suite 100, McLean, Virginia 22102, Attention Steven Shindler, Senior Vice President and Chief Financial Officer (Telecopy No.
         703-394-3011);

                 (b) if to any Restricted Company other than the Borrower, to such Restricted Company care of the Borrower at the address for notices indicated in clause (a) above;

                 (c) if to Motorola, to it at 1301 East Algonquin Road, Schaumburg, Illinois 60196, Attention Vice President, Director of Financing (Telecopy No. 847-538-2491), with a copy to Gary Tatje at such address and to the General Counsel and Secretary at 1303 East Algonquin Road, Schaumburg, Illinois 60196;

                 (d) if to any Vendor Lender other than Motorola, to it at such address as shall be specified by such Vendor Lender at the time such Vendor Lender is deemed to become a party hereto as contemplated in Section 5.04 hereof; and

                 (e) if to the Collateral Agent, to it at 270 Park Avenue, 37th Floor, New York, New York 10017, Attention Tracey Navin, (Telecopy No. 212-270-4164).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                 SECTION 5.02.  Waivers; Amendments.

                 (a) No failure or delay by the Collateral Agent or any Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent





          Second Secured Intercreditor and Collateral Agency Agreement and the Secured Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                 (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Restricted Companies, the Required Vendor Lenders and the Collateral Agent.

                 (c) No Security Document (other than this Agreement, as to which paragraph (b) above shall control) nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Restricted Companies party thereto, and by the Collateral Agent with the consent of the Required Secured Parties; provided that, (i) without the written consent of each Secured Party, no such agreement shall release any Restricted Company from its obligations under any Security Document and (ii) without the written consent of each Secured Party, no such agreement shall release any collateral or otherwise terminate any Lien under any Security Document, agree to additional obligations being secured by such collateral security (unless either (x) the Lien for such additional obligations shall be junior to the Lien in favor of the Second Secured Obligations secured by such Security Document, in which event the Collateral Agent may consent to such junior Lien provided that it obtains the consent of the Required Secured Parties thereto or (y) such additional obligations arise as a result of the incurrence of the "Additional Vendor Loans" (as defined in the Second Secured Vendor Financing Agreement), in which event the Collateral Agent may consent to such additional obligations being secured by such collateral, without the consent of the Vendor Lenders under the Second Secured Vendor Financing Agreement), alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents or release any Guarantor under the Restricted Company Guarantee and Security Agreement from its guarantee obligations thereunder, except that no such consent shall be required, and the Collateral Agent is hereby authorized, to release any Lien covering property (and to release any such Guarantor) that is the subject of either a disposition of property permitted under the Loan Agreements and the Second Secured Vendor Financing Agreement or a disposition to which the "Required Lenders", "Required Vendors" and "Required Vendor Lenders" under the Loan Agreements and the Second Secured Vendor Financing Agreement have consented; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Collateral Agent without the prior written consent of the Collateral Agent.

                 SECTION 5.03. Indemnification. To the extent that the Credit Parties fail to pay any amount required to be paid by them to the Collateral Agent under Section 7.03(a) of the Restricted Company Guarantee and Security Agreement that arises after the Senior Termination Date, each Vendor Lender severally agrees to pay to the Collateral Agent such Vendor Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that





          Second Secured Intercreditor and Collateral Agency Agreement the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent in its capacity as such.

                 SECTION 5.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Restricted Companies, the Collateral Agent, the Secured Parties and each holder of the Secured Obligations. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, the Secured Parties and the respective successors and assigns of the Restricted Companies, the Collateral Agent, the Secured Parties and each holder of the Secured Obligations) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                 As provided in Section 10.04(b) of the Second Secured Vendor Financing Agreement, upon any assignment by any Vendor Lender of any interest in the "Tranche D Loans" or "Tranche D Commitment" under the Second Secured Vendor Financing Agreement held by it, the respective assignee shall be deemed to have become a party to this Agreement (and thereby to have consented to be bound by, and subject to the provisions of, this Agreement).

                 SECTION 5.05. Counterparts. This Agreement may be executed in counterparts (and by the parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

                 SECTION 5.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                 SECTION 5.07. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                 SECTION 5.08. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.





          Second Secured Intercreditor and Collateral Agency Agreement

                 IN WITNESS WHEREOF, the parties hereto have caused this Second Secured Intercreditor and Collateral Agency Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                           RESTRICTED COMPANIES

                                NEXTEL FINANCE COMPANY (successor to
                                  Fleet Call Corporation),

                                   By

                                         -------------------------------
                                         Name:
                                         Title:

                                ADVANCED MOBILECOMM OF
                                  NORTH CAROLINA, INC.
                                AIRLINK COMMUNICATIONS, INC.
                                  (successor to TRS, Inc.)
                                AMERICAN MOBILE SYSTEMS,
                                  INCORPORATED (successor to Saber
                                  Communications, Inc.)
                                DIAL CALL, INC.
                                DIAL DISTANCE, INC.
                                FC NEW YORK, INC. (successor to Metrocom
                                  Trunked Radio Communication Systems, Inc.)
                                FCI 900, INC.
                                FLEET CALL OF TEXAS, INC. (successor to
                                  FM Tower Company, Metrolink
                                  Communications Corporation and National
                                  Tower Trunking Systems, Inc.)
                                NEXTEL COMMUNICATIONS OF THE
                                  MID-ATLANTIC, INC. (successor to Dispatch
                                  Communications of Maryland, Inc., Dispatch
                                  Communications of Minnesota, Inc., Dispatch
                                  Communications of New England, Inc.,
                                  Dispatch Communications of Pennsylvania,Inc.)
                                NEXTEL LICENSE HOLDINGS 1, INC.
                                NEXTEL LICENSE HOLDINGS 2, INC.
                                  (successor to Comqor, Inc.)






          Second Secured Intercreditor and Collateral Agency Agreement

                   NEXTEL LICENSE HOLDINGS 3, INC.
                     (successor to Dial Call Arkansas, Inc.,
                     Custom Radio/Johnson Communications, Inc.,
                     Dial Call Florida, Inc., Dial Call
                     Kentucky, Inc., Dial Call Louisiana, Inc.,
                     Dial Call Texas, Inc., Dial Call
                     Virginia, Inc., Dial Call West Virginia, Inc. and U.S. Digital, Inc.)
                   NEXTEL LICENSE HOLDINGS 4, INC.
                   NEXTEL OF TEXAS, INC. (successor to Fort
                     Worth Communications, Inc.)
                   NEXTEL WEST CORP.
                     (successor to Airwave Communications Corp.
                     (Seattle), C-Call Corporation, Dispatch
                     Communications of Arizona, Inc., ESMR Sub,
                     Inc., Fleet Call of Utah, Inc., Fleet Call
                     West, Inc., Mijac Enterprises, Inc., Mobile
                     Radio of Illinois, Inc., Motorola SF, Inc.,
                     Nextel Hawaii Acquisition Corp.,
                     Nextel Utah Acquisition Corp., Nextel
                     Western Acquisition Corp., OneComm
                   Corporation, N.A., Powerfone
                     Holdings, Inc., Powerfone, Inc.,
                     Smart SMR of Illinois, Inc., Shoreland
                     Communications, Inc. and Spectrum Resources of the Midwest, Inc.)
                   SAFETY NET, INC.
                   SMART SMR, INC.
                   SMART SMR OF CALIFORNIA, INC.
                   SMART SMR OF NEW YORK, INC.

                    By

                            -------------------------------
                            Name:
                            Title:






          Second Secured Intercreditor and Collateral Agency Agreement

                             FORT WORTH TRUNKED RADIO
                               LIMITED PARTNERSHIP

                             By Nextel of Texas,
                                a General Partner


                                By

                                      -------------------------------
                                      Name:
                                      Title:


                        MOTOROLA
                        --------

                       MOTOROLA, INC.

                          By

                                 ------------------------------------
                                 Name:
                                 Title:

                    COLLATERAL AGENT
                    ----------------

                       THE CHASE MANHATTAN BANK, as
                         Collateral Agent

                          By

                                 ------------------------------------
                                 Name:
                                 Title:






          Second Secured Intercreditor and Collateral Agency Agreement